UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 17, 2006
Date of report (Date of earliest event reported)

Willow Grove Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-49706	80-0034942
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

170 South Warner Road
Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 995-1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On July 17, 2006, Willow Grove Bancorp, Inc. (the “Company”) (NASDAQ: WGBC), the parent company of Willow Grove Bank, announced that the Company has been added to the Russell 3000 Index as of July 3, 2006.

For additional information, reference is made to the Company’s press release dated July 17, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01       Financial Statements and Exhibits

(a)          Not applicable

(b)         Not applicable

(c)          Not applicable

(d)         Exhibits

The following exhibit is filed herewith.

Exhibit	Description
99.1	Press Release dated July 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willow Grove Bancorp, Inc.

Date	07/17/06	By:	/s/ Joseph T. Crowley
Joseph T. Crowley
Chief Financial Officer